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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                November 21, 2000
                         Commission File Number: 0-24846

                          COLORADO CASINO RESORTS, INC.
             (Exact name of Registrant as specified in its Charter)


           Texas                                            84-1303693
(State or other jurisdiction of                           (IRS Employer
incorporation or organization)                         Identification No.)

                             One South Nevada Street
                                    Suite 200
                           Colorado Springs, CO 80903
                                 (719) 635-7047
               (Address, including zip code, and telephone number,
                 including area code, of Registrant's principal
                               executive offices)


      SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE EXCHANGE ACT:
                         Common Stock, $0.001 Par Value
                                (Title of Class)

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                       Item 3. Bankruptcy or Receivership

On November 8, 2000, the U.S. Bankruptcy Court for the District of Colorado confirmed the plan of reorganization of Colorado Casino Resorts, Inc., Case No. 99-23681 CEM. The effective date of the plan is November 20, 2000. Pursuant to the terms of the approved plan, Colorado Casino Resorts, Inc. is no longer a public company. Consequently, no further reports or filings will be issued or made. In addition, all interests of common stockholders held before the effective date of the plan have been cancelled and extinguished.


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                  COLORADO CASINO RESORTS, INC. & SUBSIDIARIES


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized this 21st day of November, 2000.

                                COLORADO CASINO RESORTS, INC.

November 21, 2000           By: /s/ Michael S. Smith
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                                Michael S. Smith
                                President and Chief Executive Officer,
                                Director